Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-C

KEY PERFORMANCE FACTORS
May 31, 2000



        Expected B Maturity                                         3/15/04


        Blended Coupon                                              6.6814%



        Excess Protection Level
          3 Month Average   5.72%
          May, 2000   5.69%
          April, 2000   5.51%
          March, 2000   5.95%


        Cash Yield                                  19.29%


        Investor Charge Offs                         4.66%


        Base Rate                                    8.94%


        Over 30 Day Delinquency                      4.70%


        Seller's Interest                            9.50%


        Total Payment Rate                          14.38%


        Total Principal Balance                     $52,496,626,963.52


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,987,826,445.03